UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2025

MOODY NATIONAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55778 (Commission File Number)	47-1436295 (I.R.S. Employer Identification No.)

Moody National Companies

9655 Katy Freeway, Suite 600

Houston, TX 77024

(Address of principal executive offices, including zip code)

(713) 977-7500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Hyatt Place Germantown

On September 15, 2025, subsidiaries of Moody National REIT II, Inc. (the “Company”) entered into an Agreement of Purchase and Sale (the “Germantown Sale Agreement”) with United International Group, LLC, a Delaware limited liability company unaffiliated with the Company (the “Purchaser”). Pursuant to the Germantown Sale Agreement, the Company has agreed, subject to the terms and conditions of the Germantown Sale Agreement, to sell all of the Company’s rights and interests in the hotel property located at 9161 Winchester Road, Germantown, Tennessee 38125 (the “Hyatt Place Germantown”) to the Purchaser for an aggregate purchase price of $11,000,000, subject to certain customary offsets and credits thereto as set forth in the Germantown Sale Agreement. The closing of the sale of the Hyatt Place Germantown will occur, subject to the satisfaction of all closing conditions set forth in the Germantown Sale Agreement, on or before thirty (30) days following October 15, 2025 or such later date as is mutually agreed to by the Company and the Purchaser. There is no guarantee that the closing of the sale of the Hyatt Place Germantown will occur on the terms described herein or at all.

Springhill Suites Seattle

On September 15, 2025, subsidiaries of the Company entered into a Purchase and Sale Agreement (the “Seattle Sale Agreement”) with Legacy DTS, LLC, a Washington limited liability company unaffiliated with the Company (the “Seattle Purchaser”). Pursuant to the Seattle Sale Agreement, the Company has agreed, subject to the terms and conditions of the Seattle Sale Agreement, to sell all of the Company’s rights and interests in the hotel property located at 1800 Yale Avenue, Seattle Washington 98101 (the “Springhill Suites Seattle”) to the Seattle Purchaser for an aggregate purchase price of $51,000,000, subject to certain customary offsets and credits thereto as set forth in the Seattle Sale Agreement. The closing of the sale of the Springhill Suites Seattle will occur, subject to the satisfaction of all closing conditions set forth in the Seattle Sale Agreement, on or before December 2, 2025, or such later date as is mutually agreed to by the Company and the Seattle Purchaser. There is no guarantee that the closing of the sale of the Springhill Suites Seattle will occur on the terms described herein or at all. The closing of the sale of the Springhill Suites Seattle is not contingent upon the closing of the sale of the Hyatt Place Germantown, or vice versa.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 19, 2025	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President